Exhibit 99.1

SB Financial Group, Inc. Announces First Quarter 2020 Results

DEFIANCE, Ohio, April 23, 2020 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the first quarter ended March 31, 2020.

First quarter 2020 highlights over prior year first quarter include:

●	Net income of $0.7 million; diluted earnings per share (EPS) of $0.09
●	Adjusted net income, excluding the impact of the OMSR impairment of $2.2 million (pre-tax), of $2.4 million with EPS of $0.31
●	Mortgage origination volume of $101.4 million, an increase of $49.9 million, or 97.1 percent

First quarter 2020 trailing twelve-month highlights include:

●	Loan growth of $48.2 million, or 6.2 percent
●	Deposit growth of $36.2 million, or 4.4 percent
●	Mortgage origination volume of $495.3 million, an increase of $160.3 million, or 47.8 percent; servicing portfolio of $1.22 billion, up $0.12 billion, or 11.2 percent

Highlights	Three Months Ended
($ in thousands, except per share & ratios)	Mar. 2020	Mar. 2019	% Change
Operating revenue	$10,709	$11,340	-5.6%
Interest income	10,644	10,498	1.4%
Interest expense	2,096	2,158	-2.9%
Net interest income	8,548	8,340	2.5%
Provision for loan losses	600	-	N/A
Noninterest income	2,161	3,000	-28.0%
Noninterest expense	9,406	8,626	9.0%
Net income	681	2,226	-69.4%
Earnings per diluted share	0.09	0.28	-67.9%
Return on average assets	0.26%	0.89%	-70.8%
Return on average equity	1.99%	6.76%	-70.6%

Non-GAAP Measures
Adjusted net income	$2,428	$2,785	-12.8%
Adjusted diluted EPS	0.31	0.35	-11.4%
Adjusted return on average assets	0.92%	0.95%	-3.2%
Adjusted pre-tax, pre-provision income	3,514	3,422	2.7%

“SB Financial’s first quarter GAAP results were impacted by the rapid decline in market rates driven by the Federal Reserve in response to the pandemic, which resulted in a large impairment to our mortgage servicing rights. Adjusting for that impairment, pre-tax pre-provision earnings were up three percent compared to 2019,” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Mortgage volume accelerated in the quarter as we originated over $100 million in volume. In response to the unprecedented economic impact of the pandemic, we are actively working with our clients on both forbearance solutions as well as the new Paycheck Protection Program (“PPP”) small business lending facility.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income adjusted for the impairment, was up 7.2 percent from the first quarter of 2019, and down 9.3 percent to the linked quarter.

●	Net interest income was up 2.5 percent from the year-ago quarter, but down 0.6 percent from the linked quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was down from both year-ago and linked quarters by 33 and 22 basis points, respectively as more balances were held in cash due to liquidity needs.

●	Adjusting for the OMSR impairment, noninterest income would be up 18 and down 23 percent, respectively.

Mortgage Loan Business

Mortgage loan originations for the first quarter of 2020 were $101.4 million, up $49.9 million, or 97.1 percent, from the year-ago quarter. Total sales of originated loans were $84.5 million, up $41.0 million, or 94.3 percent from the year-ago quarter. Refinance activity accelerated in the quarter, with total refinance volume of $24.7 million or 24 percent, compared to 19 percent for all of 2019.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was a negative $0.1 million for the first quarter of 2020, compared to $0.9 million for the year-ago quarter. The mortgage servicing valuation adjustment for the first quarter of 2020 was a negative $2.2 million, compared to a negative adjustment of $0.7 million for the first quarter of 2019. The aggregate servicing valuation impairment ended the quarter at $3.5 million. The servicing portfolio at March 31, 2020, was $1.22 billion, up $0.12 billion, or 11.2 percent, from $1.09 billion at March 31, 2019. Normal amortization is up 135 percent from the prior year due to higher refinance activity.

Mr. Klein noted, “We experienced a rapid increase in mortgage activity late in the quarter as our clients reacted to the market rate declines. As we look at our prior rolling 12 months, we have originated nearly $500 million in total volume for our clients throughout our footprint. As expected, impairment to our servicing rights had an outsized impact on our results. Our newest region, Indianapolis, contributed seven percent to our quarterly volume.”

Mortgage Banking
($ in thousands)	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019
Mortgage originations	$101,365	$137,528	$157,947	$98,447	$51,417
Mortgage sales	84,476	127,441	125,386	70,993	43,472
Mortgage servicing portfolio	1,216,292	1,199,107	1,153,020	1,112,857	1,094,060
Mortgage servicing rights	8,974	11,017	10,447	10,264	10,838

Mortgage servicing revenue
Loan servicing fees	756	740	709	691	682
OMSR amortization	(597)	(709)	(701)	(460)	(254)
Net administrative fees	159	31	8	231	428
OMSR valuation adjustment	(2,212)	303	-	(690)	(708)
Net loan servicing fees	(2,053)	334	8	(459)	(280)
Gain on sale of mortgages	1,949	3,048	2,495	1,678	1,192
Mortgage banking revenue, net	$(104)	$3,382	$2,503	$1,219	$912

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration (SBA) and US Department of Agriculture (USDA) loans. SBA and USDA activity for the quarter consisted of total origination volume of $1.0 million with sales volume of $0.4 million resulting in gains of $0.07 million. Wealth management assets under the Company’s care fell to $427.1 million as of March 31, 2020 due to the market decline. For the first quarter of 2020, noninterest income as a percentage of total operating revenue was 20.2 percent (33.8 percent when adjusting for the OMSR impairment). Results for 2020 include a full quarter from our Title Agency compared to the prior year.

For the first quarter of 2020, noninterest expense of $9.4 million was up $0.8 million compared to the prior year or 9.0 percent. Higher mortgage production volumes increased compensation expense and title agency expenses are up compared to the prior year. Data processing expenses are up due to higher activity levels from our digital banking channels.

Mr. Klein stated, “We are actively participating in the SBA’s PPP program and anticipate total funding in the second quarter of $75 million. Fee income levels from mortgage lending were up this quarter, but OMSR impairment had a significant impact on our operating results. Our title agency acquisition in March of 2019, makes comparative results difficult; however; Peak took part in the increased mortgage activity in the quarter. We continue to pay close attention to expenses and have begun to implement a number of actions in response to the pandemic headwinds affecting our business.”

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019
Noninterest Income (NII)	$2,161	$5,959	$5,366	$3,691	$3,000
NII / Total Revenue	20.2%	40.9%	37.2%	29.5%	26.5%
NII / Average Assets	0.8%	2.3%	2.1%	1.5%	1.2%

Noninterest Expense (NIE)	$9,406	$10,176	$9,500	$9,108	$8,626
Efficiency Ratio	87.8%	69.9%	65.9%	72.7%	76.1%
NIE / Average Assets	3.5%	3.9%	3.6%	3.6%	3.5%
Net Noninterest Expense/Avg. Assets	-2.7%	-1.6%	-1.6%	-2.1%	-2.3%

Balance Sheet

Total assets as of March 31, 2020, were $1.09 billion, up $67.0 million, or 6.6 percent, from a year ago. Total equity as of March 31, 2020, was $135.9 million, up 3.4 percent from a year ago, and comprised 12.5 percent of total assets. Over the last twelve months, SB Financial repurchased 319,000 shares of common stock, for an aggregate of $5.4 million.

Total loans held for investment were $830.8 million at March 31, 2020, up $48.2 million, or 6.2 percent, from March 31, 2019. Commercial real estate loans were up $34.2 million, or 10.0 percent, with commercial loans rising $15.3 million, or 11.3 percent.

The investment portfolio of $107.7 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 9.9 percent of assets at March 31, 2020, and was up 12.4 percent from the year-ago period. Deposit balances of $863.9 million at March 31, 2020, increased by $36.2 million or 4.4 percent, since March 31, 2019. Growth from the prior year included $26.2 million in checking and $10.0 million in savings and time deposit balances.

Mr. Klein continued, “Both loan and deposit volumes were up over the prior year although business activity slowed in March and lending activity beyond the U.S. Treasury programs will likely be constrained in the near term. Nonperforming assets to total assets increased as we had an asset based commercial line that we downgraded at year end. We ended the quarter at 61 basis points of NPA’s, up 19 basis points from the prior year.”

Loan Balances						Annual
($ in thousands, except ratios)	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Growth
Commercial	$151,538	$151,018	$145,147	$143,798	$136,201	$15,337
% of Total	18.2%	18.3%	17.6%	17.7%	17.4%	11.3%
Commercial RE	378,212	369,962	362,580	360,491	343,900	34,312
% of Total	45.5%	44.8%	44.0%	44.2%	43.9%	10.0%
Agriculture	47,660	50,994	51,946	54,317	50,620	(2,960)
% of Total	5.7%	6.2%	6.3%	6.7%	6.5%	-5.8%
Residential RE	189,738	189,290	199,036	191,642	187,548	2,190
% of Total	22.9%	22.9%	24.2%	23.5%	24.0%	1.2%
Consumer & Other	63,616	64,246	64,658	64,261	64,254	-638
% of Total	7.7%	7.8%	7.9%	7.9%	8.2%	-1.0%
Total Loans	$830,764	$825,510	$823,367	$814,509	$782,523	$48,241
Total Growth Percentage						6.2%

Deposit Balances						Annual
($ in thousands, except ratios)	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Growth
Non-Int DDA	$170,920	$158,357	$152,932	$141,216	$146,327	$24,593
% of Total	19.8%	18.8%	18.0%	16.8%	17.7%	16.8%
Interest DDA	133,722	131,084	131,655	129,710	132,101	1,621
% of Total	15.5%	15.6%	15.5%	15.5%	16.0%	1.2%
Savings	138,863	119,359	121,991	118,931	115,272	23,591
% of Total	16.0%	14.1%	14.3%	14.1%	13.8%	20.5%
Money Market	169,209	173,666	173,237	175,455	175,334	(6,125)
% of Total	19.6%	20.7%	20.4%	20.9%	21.2%	-3.5%
Time Deposits	251,177	257,753	268,139	274,062	258,624	(7,447)
% of Total	29.1%	30.8%	31.8%	32.7%	31.3%	-2.9%
Total Deposits	$863,891	$840,219	$847,954	$839,374	$827,658	$36,233
Total Growth Percentage						4.4%

Asset Quality

SB Financial reported nonperforming assets of $6.7 million as of March 31, 2020, up $2.4 million from the year-ago quarter. The Company took a $0.4 million charge-off on this credit in the quarter and expects further pressure on the portfolio due to the COVID-19 impact. SB Financial’s nonperforming assets to total assets ratio of 0.61 percent is up 56 percent from the prior year. The coverage of problem loans by the loan loss allowance was at 136 percent at March 31, 2020, down from 204 percent at March 31, 2019.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Change
Commercial & Agriculture	$1,309	$1,772	$834	$674	$998	$311
% of Total Com./Ag. loans	0.66%	0.88%	0.42%	0.34%	0.53%	31.2%
Commercial RE	1,816	1,826	262	208	212	1,604
% of Total CRE loans	0.48%	0.49%	0.07%	0.06%	0.06%	756.6%
Residential RE	2,330	1,635	1,763	1,768	1,612	718
% of Total Res. RE loans	1.23%	0.86%	0.89%	0.92%	0.86%	44.5%
Consumer & Other	327	267	416	456	325	2
% of Total Con./Oth. loans	0.51%	0.42%	0.64%	0.71%	0.51%	0.6%
Total Nonaccruing Loans	5,782	5,500	3,275	3,106	3,147	2,635
% of Total loans	0.70%	0.67%	0.40%	0.38%	0.40%	83.7%
Accruing Restructured Loans	816	874	825	814	827	(11)
Total Change (%)						-1.3%
Total Nonaccruing & Restructured Loans	6,598	6,374	4,100	3,920	3,974	2,624
% of Total loans	0.79%	0.77%	0.50%	0.48%	0.51%	66.0%
Foreclosed Assets	85	305	489	530	313	(228)
Total Change (%)						-72.8%
Total Nonperforming Assets	$6,683	$6,679	$4,589	$4,450	$4,287	$2,396
% of Total assets	0.61%	0.64%	0.44%	0.43%	0.42%	55.9%

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	March	December	September	June	March
($ in thousands)	2020	2019	2019	2019	2019

ASSETS
Cash and due from banks	$56,393	$27,064	$49,824	$42,786	$62,962
Available-for-sale securities	107,727	100,948	77,029	85,261	95,802
Loans held for sale	11,328	7,258	13,655	9,579	4,346
Loans, net of unearned income	830,764	825,510	823,367	814,509	782,523
Allowance for loan losses	(8,958)	(8,755)	(8,492)	(8,306)	(8,121)
Premises and equipment, net	23,599	23,385	23,898	23,150	23,270
Federal Reserve and FHLB Stock, at cost	4,648	4,648	4,648	4,648	4,123
Foreclosed assets held for sale, net	85	305	489	530	313
Interest receivable	2,940	3,106	3,176	3,209	3,123
Goodwill and other intangibles	17,830	17,832	17,834	17,836	17,838
Cash value of life insurance	17,299	17,221	17,137	17,051	16,966
Mortgage servicing rights	8,974	11,017	10,447	10,264	10,838
Other assets	15,684	9,038	9,749	8,606	7,288

Total assets	$1,088,313	$1,038,577	$1,042,761	$1,029,123	$1,021,271

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$170,920	$158,357	$152,932	$141,216	$146,327
Interest bearing demand	133,722	131,084	131,655	129,710	132,101
Savings	138,863	119,359	121,991	118,931	115,272
Money market	169,209	173,666	173,237	175,455	175,334
Time deposits	251,177	257,753	268,139	274,062	258,624

Total deposits	863,891	840,219	847,954	839,374	827,658

Short-term borrowings	36,881	12,945	14,659	13,968	12,255
Federal Home Loan Bank advances	16,000	16,000	16,000	16,000	24,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	1,131	1,191	1,391	1,188	1,123
Other liabilities	24,195	21,818	18,201	14,346	14,419

Total liabilities	952,408	902,483	908,515	895,186	889,765

Shareholders' Equity
Preferred stock	-	-	13,241	13,978	13,978
Common stock	54,463	54,463	41,223	40,486	40,486
Additional paid-in capital	14,655	15,023	15,219	15,259	15,143
Retained earnings	72,641	72,704	70,184	67,236	65,438
Accumulated other comprehensive income (loss)	2,049	659	900	801	124
Treasury stock	(7,903)	(6,755)	(6,521)	(3,823)	(3,663)

Total shareholders' equity	135,905	136,094	134,246	133,937	131,506

Total liabilities and shareholders' equity	$1,088,313	$1,038,577	$1,042,761	$1,029,123	$1,021,271

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended
	March	December	September	June	March
	2020	2019	2019	2019	2019
Interest income
Loans
Taxable	$9,795	$10,313	$10,607	$10,182	$9,427
Tax exempt	79	83	82	73	62
Securities
Taxable	692	737	776	802	911
Tax exempt	78	72	81	94	98

Total interest income	10,644	11,205	11,546	11,151	10,498

Interest expense
Deposits	1,880	2,392	2,258	2,092	1,918
Repurchase agreements & other	28	17	22	17	26
Federal Home Loan Bank advances	100	101	101	100	100
Trust preferred securities	88	99	107	110	114

Total interest expense	2,096	2,609	2,488	2,319	2,158

Net interest income	8,548	8,596	9,058	8,832	8,340

Provision for loan losses	600	300	300	200	-

Net interest income after provision for loan losses	7,948	8,296	8,758	8,632	8,340

Noninterest income
Wealth management fees	768	801	775	783	734
Customer service fees	682	712	729	689	631
Gain on sale of mtg. loans & OMSR	1,949	3,048	2,495	1,678	1,192
Mortgage loan servicing fees, net	(2,052)	334	8	(459)	(280)
Gain on sale of non-mortgage loans	104	250	462	216	327
Title insurance income	265	393	400	308	19
Net gain on sales of securities	-	-	-	206	-
Gain (loss) on sale of assets	(46)	1	1	(5)	(2)
Other	491	420	496	275	379

Total noninterest income	2,161	5,959	5,366	3,691	3,000

Noninterest expense
Salaries and employee benefits	5,427	6,142	5,715	5,305	4,902
Net occupancy expense	698	675	656	627	645
Equipment expense	700	764	688	665	711
Data processing fees	548	543	499	488	443
Professional fees	757	639	571	649	617
Marketing expense	208	171	239	246	239
Telephone and communication expense	115	121	118	112	115
Postage and delivery expense	115	86	89	81	84
State, local and other taxes	254	347	243	247	255
Employee expense	184	207	199	236	153
Other expenses	400	481	483	452	462

Total noninterest expense	9,406	10,176	9,500	9,108	8,626

Income before income tax expense	703	4,079	4,624	3,215	2,714

Income tax expense	22	721	862	588	488

Net income	$681	$3,358	$3,762	$2,627	$2,226

Preferred share dividends	-	230	233	243	244

Net income available to common shareholders	681	3,128	3,529	2,384	1,982

Common share data:
Basic earnings per common share	$0.09	$0.48	$0.55	$0.37	$0.31
Diluted earnings per common share	$0.09	$0.42	$0.48	$0.33	$0.28

Average shares outstanding (in thousands):
Basic:	7,756	6,445	6,397	6,454	6,482
Diluted:	7,756	7,799	7,876	7,967	7,994

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended
	March	December	September	June	March
	2020	2019	2019	2019	2019
SUMMARY OF OPERATIONS
Net interest income	$8,548	$8,596	$9,058	$8,832	$8,340
Tax-equivalent adjustment	42	41	43	44	43
Tax-equivalent net interest income	8,590	8,637	9,101	8,876	8,383
Provision for loan loss	600	300	300	200	-
Noninterest income	2,161	5,959	5,366	3,691	3,000
Total operating revenue	10,709	14,555	14,424	12,523	11,340
Noninterest expense	9,406	10,176	9,500	9,108	8,626
Pre-tax pre-provision income	1,303	4,379	4,924	3,415	2,714
Pretax income	703	4,079	4,624	3,215	2,714
Net income	681	3,358	3,762	2,627	2,226
Net income available to common shareholders	681	3,128	3,529	2,384	1,982

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.09	0.48	0.55	0.37	0.31
Diluted earnings per share	0.09	0.42	0.48	0.33	0.28
Common dividends	0.095	0.095	0.090	0.090	0.085
Book value per common share	17.64	17.53	17.28	16.89	16.57
Tangible book value per common share (TBV)	15.32	15.23	16.23	15.83	15.43
Fully converted TBV per common share	-	-	14.98	14.64	14.32
Market price per common share	11.12	19.69	16.72	16.46	18.02
Market price per preferred share	-	-	16.50	16.10	19.00
Market price to TBV	72.6%	129.2%	103.0%	104.0%	116.8%
Market price to fully converted TBV	-	-	111.6%	112.4%	125.8%
Market price to trailing 12 month EPS	8.4	13.0	11.5	12.1	12.6

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.26%	1.28%	1.44%	1.03%	0.89%
Pre-tax pre-provision ROAA	0.49%	1.67%	1.89%	1.34%	1.08%
Return on average equity	1.99%	9.93%	11.24%	7.92%	6.76%
Return on average tangible equity	2.29%	12.83%	14.67%	10.41%	8.83%
Efficiency ratio	87.81%	69.90%	65.85%	72.71%	76.05%
Earning asset yield	4.32%	4.80%	4.98%	4.88%	4.78%
Cost of interest bearing liabilities	1.12%	1.42%	1.33%	1.28%	1.20%
Net interest margin	3.47%	3.68%	3.91%	3.86%	3.79%
Tax equivalent effect	0.01%	0.02%	0.02%	0.02%	0.02%
Net interest margin, tax equivalent	3.48%	3.70%	3.93%	3.88%	3.81%
Non interest income/Average assets	0.81%	2.27%	2.06%	1.45%	1.20%
Non interest expense/Average assets	3.54%	3.87%	3.64%	3.58%	3.45%
Net noninterest expense/Average assets	-2.73%	-1.60%	-1.58%	-2.13%	-2.25%

ASSET QUALITY RATIOS:
Gross charge-offs	400	51	128	20	60
Recoveries	3	14	15	5	13
Net charge-offs	397	37	113	15	47
Nonaccruing loans/Total loans	0.70%	0.67%	0.40%	0.38%	0.40%
Nonperforming loans/Total loans	0.79%	0.77%	0.50%	0.48%	0.51%
Nonperforming assets/Loans & OREO	0.80%	0.81%	0.56%	0.55%	0.55%
Nonperforming assets/Total assets	0.61%	0.64%	0.44%	0.43%	0.42%
Allowance for loan loss/Nonperforming loans	135.77%	137.35%	207.12%	211.89%	204.35%
Allowance for loan loss/Total loans	1.08%	1.06%	1.03%	1.02%	1.04%
Net loan charge-offs/Average loans (ann.)	0.19%	0.02%	0.05%	0.01%	0.02%
Loan loss provision/Net charge-offs	151.13%	810.81%	265.49%	1333.33%	0.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	96.17%	98.25%	97.10%	97.04%	94.55%
Equity/ Assets	12.49%	13.10%	12.87%	13.01%	12.88%
Tangible equity/Tangible assets	11.03%	11.59%	10.07%	10.10%	9.93%
Tangible equity adjusted for conversion	11.03%	11.59%	11.36%	11.48%	11.33%
Common equity tier 1 ratio (Bank) 3/20 estimate	12.25%	12.46%	12.07%	12.53%	12.71%

END OF PERIOD BALANCES
Total assets	1,088,313	1,038,577	1,042,761	1,029,123	1,021,271
Total loans	830,764	825,510	823,367	814,509	782,523
Deposits	863,891	840,219	847,954	839,374	827,658
Stockholders equity	135,905	136,094	134,246	133,937	131,506
Goodwill & intangibles	17,830	17,832	17,834	17,836	17,838
Preferred equity	-	-	13,241	13,978	13,978
Tangible equity	118,075	118,262	103,171	102,123	99,690
Mortgage servicing portfolio	1,216,292	1,199,107	1,153,020	1,112,857	1,094,060
Wealth/Brokerage assets under care	427,129	507,670	484,295	479,442	462,580
Total assets under care	2,731,734	2,745,354	2,680,076	2,621,422	2,577,911
Full-time equivalent employees (actual)	253	252	247	250	256
Period end basic shares outstanding	7,705	7,763	6,357	6,451	6,460
Period end outstanding (Series A Converted)	-	-	1,414	1,478	1,475
Market capitalization (all)	85,680	152,853	129,620	130,324	144,898

AVERAGE BALANCES
Total assets	1,061,365	1,051,071	1,043,791	1,016,493	1,001,282
Total earning assets	986,216	934,540	927,360	914,652	879,394
Total loans	832,975	828,108	829,699	804,716	775,280
Deposits	855,272	856,961	849,984	827,615	812,190
Stockholders equity	136,930	135,267	133,891	132,734	131,691
Intangibles	17,831	17,833	17,835	17,837	16,880
Preferred equity	-	12,707	13,459	13,978	13,979
Tangible equity	119,099	104,727	102,597	100,919	100,832
Average basic shares outstanding	7,756	6,445	6,397	6,454	6,482
Average diluted shares outstanding	7,756	7,799	7,876	7,967	7,994

SB FINANCIAL GROUP, INC.

  Rate Volume Analysis - (Unaudited)

  At and for the Three Months Ended March 31, 2020 and 2019

($ in thousands)	Three Months Ended Mar. 31, 2020			Three Months Ended Mar. 31, 2019
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/Cash	$146,678	$692	1.89%	$94,623	$911	3.85%
Nontaxable securities	6,563	78	4.75%	9,491	98	4.13%
Loans, net	832,975	9,874	4.74%	775,280	9,489	4.90%

Total earning assets	986,216	10,644	4.32%	879,394	10,498	4.78%

Cash and due from banks	5,512			56,976
Allowance for loan losses	(8,867)			(8,284)
Premises and equipment	23,698			22,650
Other assets	54,806			50,546

Total assets	$1,061,365			$1,001,282

Liabilities

Savings, MMDA and interest bearing demand	$442,438	$1,083	0.98%	$422,649	$722	0.68%
Time deposits	254,342	797	1.25%	249,655	1,196	1.92%
Repurchase agreements & other	22,537	28	0.50%	17,704	26	0.59%
Advances from Federal Home Loan Bank	16,132	100	2.48%	16,267	100	2.46%
Trust preferred securities	10,310	88	3.41%	10,310	114	4.42%

Total interest bearing liabilities	745,759	2,096	1.12%	716,585	2,158	1.20%

Non interest bearing demand	158,492	-		139,886	-

Total funding	904,251		0.93%	856,471		1.01%

Other liabilities	20,184			13,120

Total liabilities	924,435			869,591

Equity	136,930			131,691

Total liabilities and equity	$1,061,365			$1,001,282

Net interest income		$8,548			$8,340

Net interest income as a percent of average interest-earning assets - GAAP measure			3.47%			3.79%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.48%			3.81%

	Six Months Ended Jun. 30, 2020			Six Months Ended Jun. 30, 2019
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$95,216	$692	0.73%	$98,203	$2,618	2.67%
Nontaxable securities	10,108	78	0.77%	9,328	439	4.71%
Loans, net	809,651	9,874	1.22%	790,080	36,422	4.61%

Total earning assets	914,975	10,644	1.16%	897,611	39,479	4.40%

Cash and due from banks	47,135			41,724
Allowance for loan losses	(8,370)			(8,361)
Premises and equipment	23,779			21,795
Other assets	50,413			49,170

Total assets	$1,027,932			$1,001,939

Liabilities

Savings, MMDA and interest bearing demand	$427,858	$2,846	0.67%	$401,577	$1,754	0.44%
Time deposits	262,040	(966)	-0.37%	225,467	3,560	1.58%
Repurchase agreements & Other	15,288	28	0.18%	16,458	37	0.22%
Advances from Federal Home Loan Bank	16,066	100	0.62%	22,108	460	2.08%
Trust preferred securities	10,310	88	0.85%	10,310	401	3.89%

Total interest bearing liabilities	731,562	2,096	0.29%	675,920	6,212	0.92%

Non interest bearing demand	146,401		0.24%	137,253		0.76%

Total funding	877,963			813,173

Other liabilities	16,779			12,999

Total liabilities	894,742			826,172

Equity	133,190			121,094

Total liabilities and equity	$1,027,932			$947,266

Net interest income		$8,548			$33,267

Net interest income as a percent of average interest-earning assets - GAAP measure			0.93%			3.71%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			0.95%			3.72%

Non-GAAP reconciliation	Three Months Ended		Twelve Months Ended

($ in thousands, except per share & ratios)	Mar. 31, 2020	Mar. 31, 2019	Dec. 31, 2019	Dec. 31, 2018

Total Operating Revenue	$10,709	$11,340	$10,709	$23,863
Adjustment to (deduct)/add OMSR impairment*	2,212	708	1,094	61

Adjusted Total Operating Revenue	12,921	12,048	11,803	23,924

Income before Income Taxes	703	2,714	703	5,929
Adjustment to (deduct)/add OMSR impairment	2,212	708	1,094	61

Adjusted Income before Income Taxes	2,915	3,422	1,797	5,990

Provision for Income Taxes	22	488	22	1,076
Adjustment to (deduct)/add OMSR impairment	465	149	230	13

Adjusted Provision for Income Taxes	487	637	252	1,089

Net Income	681	2,226	681	4,853
Adjustment to (deduct)/add OMSR impairment	1,747	559	864	48

Adjusted Net Income	2,428	2,785	1,545	4,901

Diluted Earnings per Share	0.09	0.28	0.09	0.61
Adjustment to (deduct)/add OMSR impairment	0.22	0.07	0.11	0.01

Adjusted Diluted Earnings per Share	$0.31	$0.35	$0.20	$0.62

Return on Average Assets	0.26%	0.89%	0.07%	0.96%
Adjustment to (deduct)/add OMSR impairment	0.66%	0.06%	0.08%	0.00%

Adjusted Return on Average Assets	0.92%	0.95%	0.15%	0.97%

*valuation adjustment to the Company's mortgage servicing rights